SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004
                                                                                     (April 13, 2004)

CAPITOL BANCORP LTD.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (517) 487-6555

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 13, 2004.

Item 12. Results of Operations and Financial Condition.

On April 13, 2004, Capitol Bancorp Ltd. announced that, although earnings will be positive, the Corporation has initiated actions which will reduce reported EPS approximately 35% below reported earnings for the first quarter of last year ($.44). The press release is attached hereto as Exhibit 99.1. The information in this report is being furnished under this Item 12 of this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD. (Registrant)
Date: April 14, 2004	/s/ Joseph D. Reid
Joseph D. Reid
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 13, 2004.

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